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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):   April 13, 2005
                                                          ------------------


                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                   1-16383                 95-4352386
(State or other jurisdiction of     (Commission           (I.R.S. Employer
 incorporation or organization)     File Number)         Identification No.)

                 717 Texas Avenue
                    Suite 3100
                  Houston, Texas                             77002
      (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.   Other Events.

     On April 13, 2005, Cheniere Energy, Inc. (the "Company") issued a press release announcing that the Federal Energy Regulatory Commission today approved the Company's Corpus Christi liquefied natural gas receiving terminal and pipeline project. The press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 8.01.


Item 9.01.   Financial Statements and Exhibits.

c) Exhibits

 Exhibit
 Number                            Description
 -------                           -----------

 99.1        Press Release, dated April 13, 2005 (filed herewith).



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CHENIERE ENERGY, INC.


     Date: April 13, 2005                  By: /s/ Zurab S. Kobiashvili
                                               ---------------------------------
                                               Name: Zurab S. Kobiashvili
                                               Title: Senior Vice President and
                                                      General Counsel




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EXHIBIT INDEX


Exhibit
Number       Description
-------      -----------

99.1         Press Release, dated April 13, 2005 (filed herewith).